UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2006

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California		92707
(Address of Principal Executive Offices)		(Zip Code)

(714) 540-8900
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 10, 2006, the Compensation Committee of the Board of Directors of MSC.Software Corporation (the “Company”) completed its determination of the annual bonus for 2005 for the Company’s executive officers who are set forth below in the table, and approved the bonus for each such executive officer as listed:

Named Executive Officer	Bonus

William J. Weyand, Chairman and Chief Executive Officer	$436,500
Glenn R. Wienkoop, President and Chief Operating Officer	$99,012
John A. Mongelluzzo, Senior Vice President, General Counsel and Secretary	$134,274
John J. Laskey, Senior Vice President and Chief Financial Officer	$169,290

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSC.SOFTWARE CORPORATION
(Registrant)

		By:	/s/ JOHN J. LASKEY
Date:	April 14, 2006		John J. Laskey
Senior Vice President and Chief Financial Officer